EXHIBIT 10.6
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                              CONSULTING AGREEMENT
                              --------------------
                                                               September 5, 2001

      This will confirm the arrangements, terms and conditions, whereby Yorkville Advisors Management, LLC. (the "CONSULTANT") has been retained by Safe Transportation Systems, Inc. (the "COMPANY") to serve as financial consultant and advisor to the Company, on a nonexclusive basis for a period of 12 months from the date hereof. The undersigned hereby agree to the following terms and conditions:

      1. CONSULTING SERVICES. Consultant will render financial consulting and advice pertaining to the Company's business affairs as you may from time to time request.

      2. COMPENSATION. The Company agrees to pay the Consultant (the "Fee") in the aggregate, the sum of twelve thousand five hundred ($12,500) Dollars. The Fee shall be paid out of the closing proceeds of the Company's proposed sale of Convertible Debentures.

      3. RELATIONSHIP. Nothing herein shall constitute Consultant as employee or agent of the Company except to such extent as might hereafter be agreed upon for a particular purpose. Except as expressly agreed, Consultants shall not have the authority to obligate or commit the Company in any manner whatsoever.

      4. ASSIGNMENT AND TERMINATION. This Agreement shall not be assignable by any party except to successors to all or substantially all of the business of either the Consultant or the Company nor may this Agreement be terminated by either party for any reason whatsoever without the prior written consent of the other party, which consent may not be arbitrarily withheld by the party whose consent is required.

Very truly yours

Yorkville Advisors Management, LLC


By:
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      Name:
           -------------------
      Title:
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Agreed and Accepted By:

Safe Transportation Systems, Inc.


By:
   ---------------------------
      Name:  Ian Pallett
      Title:  President and CEO